Assignment of ICSA 1. Confidential CONTRACTOR’S ASSIGNMENT OF INDEPENDENT CONTRACTOR SERVICES AGREEMENT AS AMENDED, FROM ISABELLE GEDAY TO MAGILLEM DESIGN SERVICES S.A. This Contractor’s Assignment of Independent Contractor Services agreement as Amended, from Isabelle Geday to Magillem Design Services S.A. and Restated Project Assignment 1 (“ICSA Assignment”) is agreed, confirmed and ratified to be entered into as of January 10, 2022 (“Assignment Effective Date”) by and among (1) Arteris, Inc., a corporation having its principal place of business at 595 Millich Drive, Suite 200, Campbell, CA 95008 and its subsidiaries, successors or assignees (collectively, “Arteris” or “Client”); (2) Isabelle Geday, a person residing at 16 Rue Belzunce 75010 Paris, France (“Original Contractor”), and (3) Magillem Design Services SA, a French company having its principal place of business at (“Assignee Contractor”). Original Contractor and Arteris are parties to that certain Independent Contractor Services Agreement dated December 1, 2021 as amended (as so amended, the “Agreement.”). The parties agree, confirm and ratify as follows effective as of the Assignment Effective Date: 1. Original Contractor hereby assigns and transfers in full, Original Contractor’s interest, rights, benefits, obligations and responsibilities in and to the Agreement from Original Contractor to Assignee Contractor. 2. Assignee Contractor hereby accepts in full, such assignment and transfer of Original Contractor’s interest, rights, benefits, obligations and responsibilities in and to the Agreement. Going forward all references to “Contractor” shall refer to Magillem Design Services SA. 3. Arteris consents in full to the assignment referred to above, provided that Arteris reserves the right to request from Original Contractor, any obligations which cannot be legally carried out by Assignee Contractor under the Agreement. 4. Arteris, Original Contractor and Assignee Contractor mutually agree to cooperate in good faith to carry out the Agreement as assigned, and this ICSA Assignment. 5. Assignee Contractor’s full contact information for purposes of the Agreement is: 6. The Agreement as assigned under this ICSA Assignment shall remain unchanged and in full force and effect. The Agreement and this ICSA Assignment the entire agreement between the parties concerning its subject matter and supersede any prior or contemporaneous agreements between the parties regarding the same whether written or oral.

Assignment of ICSA 2. Confidential IN WITNESS WHEREOF, the parties have caused this ICSA Assignment to be executed as indicated below, to be effective as of the Assignment Effective Date. CLIENT: ARTERIS, INC. By:__________/s/ Nick Hawkins___________________________ Name: Nick Hawkins Title: CFO Date: January 18, 2022 ORIGINAL CONTRACTOR: ISABELLE GEDAY By:_________/s/ Isabelle Geday____________________________ Name: Isabelle Geday Title: Contractor Date: 12 January 2022 ASSIGNEE CONTRACTOR: MAGILLEM DESIGN SERVICES, SA By:_______/s/ Isabelle Geday______________________________ Name: Isabelle Geday Title: Managing Director Date: 12 January 2022